UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 10, 2005

IDX SYSTEMS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Vermont (State or other juris- diction of incorporation	0-26816 (Commission File Number)	03-0222230 (IRS Employer Identification No.)

40 IDX Drive, South Burlington, VT (Address of principal executive offices)	05403 (Zip Code)

Registrant’s telephone number, including area code: 802-862-1022

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On February 10, 2005, IDX Systems Corporation announced its financial results for the quarter ended December 31, 2004 and for the year ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

        The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release entitled “IDX Systems Corporation Reports 2004 Fourth Quarter and Year-End Results” issued by the Company on February 10, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005	IDX SYSTEMS CORPORATION
	By:	/s/ John A. Kane John A. Kane Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled "IDX Systems Corporation Reports 2004 Fourth Quarter and Year-End Results issued by the Company on February 10, 2005